UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2025

CleanSpark, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10624 S. Eastern Ave. Suite A - 638
Henderson, Nevada		89052
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 989-7692

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for 0.069593885 shares of common stock at an exercise price of $165.24 per whole share	CLSKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 10, 2025 (the “Transition Date”), S. Matthew Schultz was appointed as President and Chief Executive Officer (principal executive officer) of the Company, while remaining in his position of Chairman of the Board of Directors (the “Board”). Mr. Schultz replaces Zachary K. Bradford, who on the Transition Date resigned as President and Chief Executive Officer of the Company and as a director of the Company, effective as of 11:59 pm Pacific Time on August 10, 2025. The Board accepted Mr. Bradford’s resignation and also approved a decrease in the size of the Board from six to five members. Mr. Bradford’s decision to resign from the Board did not involve any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In connection with Mr. Bradford’s resignation, the Board approved, and the Company entered into, a Separation and General Release Agreement with Mr. Bradford, effective as of the Transition Date (the “Separation Agreement”). Under the terms of the Separation Agreement, the Company will, among other things, pay Mr. Bradford (i) $950,000, representing twelve months’ base salary, payable in installments in accordance with the Company’s usual payroll practices over a twelve-month period, (ii) 14.4 bitcoin, payable in installments over a twelve-month period, (iii) $1,583,000, which amount represents a prorated portion of Mr. Bradford’s bonus for 2025, and (iv) approximately $91,000 in respect of accrued paid time off. Pursuant to the Separation Agreement, (i) Mr. Bradford’s stock options relating to 500,000 shares of the Company’s common stock and restricted stock units (“RSUs”) relating to 717,665 shares of common stock will immediately become vested and will be exercisable (in the case of stock options) or settled (in the case of RSUs), as applicable and (ii) the Company has agreed to grant Mr. Bradford an additional 1,728,688 RSUs, with 864,344 RSUs vesting on the Transition Date, and the remaining 864,344 RSUs vesting in two equal installments on each of the first two anniversaries of the Transition Date (the “Separation RSU Vesting Period”), subject to compliance with the terms (including the restrictive covenants discussed below) of the Separation and General Release Agreement. In addition, pursuant to the Separation Agreement, Mr. Bradford will also receive up to $50,000 in a lump sum for continued security protection following the Transition Date and subsidized COBRA insurance premiums (with the Company providing the same monthly subsidy it provides to active employees, such that Mr. Bradford’s share of the applicable COBRA premium will remain the same as that paid by active executive employees) until the earliest of (a) 12 months following the Transition Date and (b) the date Mr. Bradford is no longer eligible for COBRA coverage or becomes eligible for health coverage under another employer’s health plan.

The Separation Agreement also provides for Mr. Bradford’s agreement (a) not to compete with the Company for a period of one year (provided that if Mr. Bradford were to compete at any time during the Separation RSU Vesting Period, he would forfeit all unvested RSUs), (b) not to solicit the Company’s employees and certain other persons or interfere with the Company’s business relationships for a period of two years, and (c) not to disclose confidential information relating to the Company. The Separation Agreement also provides for non-disparagement, continued assistance and cooperation between the parties, a mutual release of claims, subject to certain exclusions, as well as other customary provisions.

The description of the terms of the Separation Agreement contained in this Report does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, a copy of which is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 10.1 and is incorporated by reference herein.

Biographical information regarding Mr. Schultz, age 56, is set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, as filed with the U.S. Securities and Exchange Commission on January 22, 2025, and such information is incorporated by reference herein. No arrangement or understanding exists between Mr. Schultz and any other person pursuant to which Mr. Schultz was selected to serve as President and Chief Executive Officer of the Company. There have been no other related party transactions between the Company or any of its subsidiaries and Mr. Schultz reportable under Item 404(a) of Regulation S-K. Mr. Schultz does not have a family relationship with any of the Company’s other directors or executive officers.

Item 7.01 Regulation FD Disclosure.

On August 11, 2025, the Company issued a press release announcing the appointment Mr. Schultz as President and Chief Executive Officer and the resignation of Mr. Bradford. A copy of the press release is furnished with this Report as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Act, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
*+10.1	Separation and General Release Agreement between the Company and Zachary K. Bradford dated August 10, 2025.
99.1	Press Release, dated August 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Management contract or compensatory plan or arrangement.
+ Portions of this exhibit have been redacted in compliance with Item 601(b)(10) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Date:	August 11, 2025	By:	/s/ Gary Vecchiarelli
Gary Vecchiarelli, Chief Financial Officer